UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2012

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Pike Street

Suite 2000

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 1, 2012, Marchex, Inc. (“Marchex” or the “Registrant”) is issuing a press release and holding a conference call regarding its financial results for the quarter ended September 30, 2012 (the “Earnings Release”). The full text of the Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

To the extent that any information contained in the press release is being furnished under Item 7.01 (including Exhibit 99.2) to this Current Report on Form 8-K may be deemed to update any information regarding Marchex’s financial results for any quarterly or annual fiscal period it shall be incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Marchex is referencing non-GAAP financial information in both the Earnings Release and on the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached Earnings Release. Disclosures regarding definitions of these financial measures used by Marchex and why Marchex’s management believes these financial measures provide useful information to investors is also included in the Earnings Release.

Item 7.01 Regulation FD Disclosure.

On November 1, 2012, Marchex is issuing a press release and holding a conference call to announce that it intends to pursue the separation of its business into two public companies. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.2 to this Current Report on Form 8-K (the “Press Release”).

Attached to this Current Report on Form 8-K as Exhibits 99.3, 99.4 and 99.5 are investor presentations with respect to the Press Release which are all also available on Marchex’s website at www.marchex.com.

The information in this Item 7.01 (including Exhibits 99.2, 99.3, 99.4 and 99.5) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Marchex is referencing non-GAAP financial information in both the Press Release and on the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached Press Release. Disclosures regarding definitions of these financial measures used by Marchex and why Marchex’s management believes these financial measures provide useful information to investors is also included in the Press Release.

Item 8.01 Other Events.

On November 1, 2012, Marchex announced that it intends to pursue the separation of its business into two public companies. Upon completion of the proposed tax-free spin-off transaction, Marchex’s existing shareholders would hold interests in: (1) Marchex, a pure play mobile advertising company focused on calls, and (2) Archeo, Inc. (“Archeo”), a premium domain and advertising marketplace.

It is anticipated that the spin-off transaction would be structured as a tax-free pro rata distribution to all shareholders of Marchex with the holders of Marchex Class A common stock receiving Class A common stock in Archeo and the holders of Marchex Class B common stock receiving Class B common stock in Archeo. The spin-off is expected to be completed in 2013.

The completion of the spin-off is subject to a number of conditions, including final approval of the transaction by Marchex’s board of directors, receipt of regulatory approvals, favorable tax rulings and or opinions regarding the tax-free nature of the transaction to Marchex and to its shareholders, further due diligence as appropriate, and the filing and effectiveness of appropriate filings with the Securities and Exchange Commission. Marchex will provide interim updates as appropriate. There can be no assurances given that the separation of Marchex’s business as described in this announcement will occur.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Earnings Release of Marchex, dated November 1, 2012.

99.2	Press Release of Marchex, dated November 1, 2012.

99.3	Marchex Summary Presentation, dated November 2012.

99.4	Spin-off Transaction & Archeo Opportunity, dated November 2012.

99.5	Marchex Historical Top 500 Domain Sales, dated November 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2012	MARCHEX, INC.

	By:	/s/ Russell C. Horowitz
	Name:	Russell C. Horowitz
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Release of Marchex, dated November 1, 2012.

99.2	Press Release of Marchex, dated November 1, 2012.

99.3	Marchex Summary Presentation, dated November 2012.

99.4	Spin-off Transaction & Archeo Opportunity, dated November 2012.

99.5	Marchex Historical Top 500 Domain Sales, dated November 2012.